Exhibit 10.19

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT MARKED BY [***] HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO AMENDED AND RESTATED LICENSE AGREEMENT

This FIRST Amendment TO AMENDED AND RESTATED LICENSE AGREEMENT (the “First Amendment”), is made and entered into effective this 6th day of December, 2019, by and between RICH MARKS, LLC, a Delaware limited liability company (“Licensor”), REDNECK RIVIERA WHISKEY CO., LLC, a Tennessee limited liability company (“Licensee”), JOHN D. RICH TISA TRUST U/A/D MARCH 27, 2018, DWIGHT P. WILES, TRUSTEE (“Trust”), and EASTSIDE DISTILLING, INC. (“Former Licensee”).

Licensor, Licensee, Former Licensee and Trust entered into that certain Amended and Restated License Agreement, dated May 31, 2018 (the “Original Agreement”), and now desire to amend the Original Agreement as is set forth in this First Amendment.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this First Amendment, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto, each intending to legally be bound, do hereby covenant and agree as follows:

I. Capitalized Terms. All terms used in this First Amendment with an initial capital letter that are not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement.

II. Amendment to Section 20(c). Section 20(c) of the Original Agreement is hereby deleted in its entirety and the following Section 20(c) is hereby inserted in lieu thereof:

“c. IP Sale. In the event of a sale of the Authorized Property by Licensor during the Term (an ‘IP Sale’), Licensor shall (or cause Trust to, as applicable) remit to Licensee:

(i)	Upon the consummation of such IP Sale, fifty percent (50%) of those out-of-pocket marketing expenses (and, for avoidance of doubt, not in respect of payments of Flat Fees) approved by Licensor in each case in writing, which were expended by Licensee solely in promoting the Distilled Spirits Products hereunder from the period commencing on the Effective Date and ending on the closing of the IP Sale (the ‘Marketing Reimbursement’), except that, any marketing expenses incurred by Licensee after September 15, 2019 shall not include sales salaries and benefits and only include out-of-pocket marketing expenses related to Redneck Riviera Whiskey; and

(ii)	A sales bonus (the ‘Sales Bonus’) based on the percentage set forth on Exhibit C attached hereto and hereby incorporated herein by this reference (the “Applicable Percentage”) of the Net Purchase Price (as defined below), which is actually received by Licensor or Trust (without duplication) as part such IP Sale, subject to the terms and conditions hereof. Notwithstanding the foregoing, the Applicable Percentage shall only apply to that amount actually received at closing or, but subject to the below, based on an installment sale by Licensor respecting the IP Sale and shall not include any amounts respecting artist endorsement or non-compete payments, costs and/or expenses incurred in consummating the IP sale, taxes and the like, including any such amounts paid or owing to any unaffiliated third party as part of, or in connection with, or paid to a third-party respecting indemnification claims made by the purchaser, as part of or in connection with any such IP Sale (including through payments from holdbacks and/or escrows) (the ‘Net Purchase Price’). Notwithstanding the foregoing, in the event the IP Sale was primarily sourced (e.g., if the purchaser in the IP Sale is attributable to the sources and/or contacts of Licensor and/or its affiliates) through the efforts of Licensor, the Net Purchase Price shall not include any amounts respecting earn-outs after the initial closing, pay-outs after the initial closing, deferred payments and/or other similar payments based on future performance or successes of any kind or nature (the “Deferred Payments”). Further, in the event that the foregoing purchase and sale also contemplates the sale of any other intellectual property owned and/or held by Licensor and/or Artist, directly or indirectly (e.g., ‘REDNECK RIVIERA’ in IC 25), then only that part of the Net Purchase Price directly and solely applicable and allocable to the Authorized Property actively under license hereunder (e.g., the Initial Products only if Licensee is manufacturing and causing the active distribution of same at the time of such IP Sale) shall be considered in computing the Sales Bonus hereunder in accordance with Exhibit C.

Notwithstanding anything in this Section 20(c)(ii) to the contrary, no Deferred Payment amount will be excluded from the determination of Net Purchase Price if the exclusion of same would result in Licensee receiving a Sales Bonus of less than [***]; provided, however, in no event shall the total amount of Sale Bonus paid by Licensor or Trust as part of any IP Sale, if Licensee participated in any Deferred Payment as a result of this paragraph, equal more than [***]. For example only, if the consideration payable in the IP Sale equaled $[***], Licensee would be entitled to [***] ([***] times [***]%), irrespective of whether any portion of the Deferred Payment would have otherwise been excluded from Net Purchase Price under this Section 20(c)(ii) (e.g., because of such Deferred Payments).

iii. Six Month Termination Window. Notwithstanding anything contained herein to the contrary, in the event that an IP Sale is consummated during the Six Month Termination Window, Licensee shall not be entitled to any Sales Bonus or other amount whatsoever.”

III. Amendment. The Original Agreement is hereby amended by deleting the chart title phrase “Bonus Amount Tier of Net Purchase Price” on Exhibit C thereof in its entirety and hereby replacing such phrase with the chart title phrase “Amount of Net Purchase Price” in lieu thereof.

IV. Affirmation and Counterparts. Except as expressly amended herein, the Original Agreement, and each of the parties’ respective obligations, duties and responsibilities under the Original Agreement, shall remain in full force and effect. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one and the same instrument. Signatures transmitted by facsimile shall be deemed an original.

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By signing below, the parties hereby acknowledge acceptance of the terms and conditions set forth in this First Amendment.

LICENSOR: RICH MARKS, LLC		LICENSEE: REDNECK RIVIERA WHISKEY CO., LLC

By:	/s/ John D. Rich	By:	/s/ Lawrence Firestone
	(authorized signatory)		(authorized signatory)

Print name:	John D. Rich	Print name:	Lawrence Firestone
Title:	CEO	Title:	CEO

TRUST: JOHN D. RICH TISA TRUST U/A/D MARCH 27, 2018, DWIGHT P. WILES, TRUSTEE		FORMER LICENSEE: EASTSIDE DISTILLING, INC.

By:	/s/ Dwight P. Wiles	By:	/s/ Lawrence Firestone
	(authorized signatory)		(authorized signatory)

Print name:	Dwight P. Wiles	Print name:	Lawrence Firestone
Title:	Trustee	Title:	CEO

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Exhibit C

Applicable Percentages

Amount of Net Purchase Price**	Applicable Percentage
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

**For clarity, the amounts in this table are not cumulative. For example only, if the Net Purchase Price equaled [***], the Sales Bonus would be [***].

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